UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 1, 2005

The PMI Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

PMI Plaza, 3003 Oak Road, Walnut Creek, California		94597
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	925-658-7878

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) and (c)

On December 1, 2005, The PMI Group, Inc. ("PMI") announced that W. Roger Haughton will retire as Chief Executive Officer of PMI on June 1, 2006. L. Stephen Smith, President and Chief Operating Officer, will succeed Mr. Haughton as Chief Executive Officer of PMI at that time. Subject to re-election by the shareholders, Mr. Haughton will remain Chairman of the Board of Directors until the 2007 Annual Meeting of Shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Required biographical information for Mr. Smith, 56, is contained in the attached press release. PMI does not have an employment agreement with Mr. Smith, except as previously described in PMI's proxy statement dated April 15, 2005, and the Current Reports on Form 8-K dated February 23, 2005 and May 20, 2005 filed with the Securities and Exchange Commission and incorporated herein by reference as Exhibits 99.2 and 99.3, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 The PMI Group, Inc. press release, dated December 1, 2005
99.2 The PMI Group, Inc. Current Report on Form 8-K, filed with the Securities and Exchance Commission on February 23, 2005, and incorporated by reference herein
99.3 The PMI Group, Inc. Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 20, 2005, and incorporated by reference herein

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The PMI Group, Inc.

December 5, 2005	By:	Donald P. Lofe, Jr.

Name: Donald P. Lofe, Jr.
Title: Executive Vice President and Chief Financial Officer

The PMI Group, Inc.

December 5, 2005	By:	Thomas H. Jeter

Name: Thomas H. Jeter
Title: Vice President and Corporate Controller

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Exhibit Index

Exhibit No.	Description

99.1	The PMI Group, Inc. press release, dated December 1, 2005